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                                                                    EXHIBIT 23.1

                                            CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Eclipsys Corporation of our report dated June 27, 1997 relating to the financial statements of Alltel Healthcare Information Services, Inc. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            /s/ PricewaterhouseCoopers LLP
                                          --------------------------------------

Atlanta, Georgia
December 2, 1998